EXHIBIT 32
CERTIFICATION OF OFFICERS OF GLEN ROSE PETROLEUM CORPORATION PURSUANT TO 18 USC § 1350
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of United Heritage Corporation (the Company) does hereby certify, to such officers knowledge, that:
(a)	The annual report on Form 10-K for the year ended March 31, 2008 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Form 10-KS fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: July 14, 2008
|s| Paul D. Watson
Paul Watson
Chief Executive Officer
|s| Joseph F. Langston
Joseph F. Langston
Chief Financial Officer